SUPPLEMENT TO THE PROSPECTUS
DATED MARCH 31, 1997
MASON STREET FUNDS, INC.


FUND  MANAGERS

Varun Mehta, Director - Public Bonds of Northwestern Investment Management Company, has been the manager for the Select Bond Fund and the fixed income securities in the Asset Allocation Fund since March 31, 1997. He joined Northwestern Mutual Life in March, 1997. From 1993 through March, 1997, Mr. Mehta was with the Ameritech Investment Management Department serving as Portfolio Manager - Fixed Income and, previously, as Portfolio
Research Manager - Fixed Income. Mr. Mehta has his undergraduate degree from the University of Bombay. He received a Masters degree in Business Management from the Indian Institute of Management and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Mehta is a Chartered Financial Analyst.

Gary R. Clemons, Senior Vice President, Portfolio Management/Research of Templeton Investment Counsel, Inc., is the manager for the International Equity Fund, replacing Marc S. Joseph on May 23, 1997. Mr. Clemons joined Templeton Investment Counsel in 1993. Prior to joining Templeton Investment Counsel, Mr. Clemons worked as a portfolio manager/research analyst for Templeton Quantitative Advisors in New York, a subsidiary of
Templeton International. Mr. Clemons holds an M.B.A. with emphasis in finance from the University of Wisconsin-Madison and a B.S. degree from the University of Nevada-Reno.

Timothy S. Collins, Director - High Yield Bonds of Northwestern Investment Management Company, has replaced Steven P. Swanson as the portfolio manager of the High Yield Bond Fund. Mr. Collins joined Northwestern Mutual Life in 1986. He received a B.A. degree from St. Norbert College and an M.B.A. from the University of Wisconsin-Madison. Mr. Collins is a Chartered Financial Analyst. He also manages high yield fixed income securities of Northwestern Mutual Life.

The following are the two managers for the Growth and Income Stock Fund, replacing Lisa Waller Oram in March, 1997:

Henry D. Cavanna, Managing Director of J.P. Morgan Investment Management
Inc., joined J.P. Morgan in 1971. Mr. Cavanna is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. He received his B.A. degree from Boston College and L.L.B. degree from the University of Pennsylvania.

Michael J. Kelly, Vice President of J.P. Morgan Investment Management Inc., joined J.P. Morgan in 1985. Mr. Kelly is an institutional portfolio manager with responsibility for several employee benefit, foundation and endowment clients of J.P. Morgan. Mr. Kelly has an undergraduate degree from Gettysburg College and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Kelly is a Chartered Financial Analyst.



THE PROSPECTUS IS ALSO AMENDED AS FOLLOWS:

(1)	The first sentence of the last paragraph in the first column on page 22 of
the 	Prospectus is modified to read as follows:

	"Shares purchased by current or retired officers, directors, employees, agents,employees of agents, and employees of agencies of Mason Street Funds,
	Northwestern Mutual Life, NMIS, Northwestern Investment Management
	Company, the Transfer Agent or the Distributor, or their spouses or children
	under the age of 21 or trust or retirement plans for their benefit."

(2)	A sixth Special Waiver is added at the top of the second column on page
22 of the Prospectus to read as follows:

	"-	Shares purchased for group annuity separate accounts for employee
 benefit or	retirement plans."(3)	The second bullet point prior to
 "Reinstatement Privilege" in the second column on 	page 22 of the
 Prospectus is amended to read as follows:	"-	Purchases by qualified
 retirement plans and nonqualified deferred compensation 		plans with an
 initial investment of $250,000 or more, or which have at least 50
		eligible participants; and"

(4)	The last sentence in the first column on page 25 of the Prospectus is
 modified to read 	as follows:

	"Personal third party checks will not be accepted."


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The date of this Prospectus Supplement is January 15, 1998.



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